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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): OCTOBER 27, 2005

                         MEDICAL PROPERTIES TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                        COMMISSION FILE NUMBER 001-32559

                  MARYLAND                              20-0191742
        (State or other jurisdiction                 I. R. S. Employer
      of incorporation or organization)              Identification No.)

      1000 URBAN CENTER DRIVE, SUITE 501
                BIRMINGHAM, AL                            35242
    (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code
                                 (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On October 27, 2005, MPT Operating Partnership, L.P., (the "Company"), a subsidiary of Medical Properties Trust, Inc. (the "Registrant"), entered into a Credit Agreement dated October 27, 2005, among MPT Operating Partnership, L.P., as the borrower, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. ("Merrill Lynch Capital"), as Administrative Agent and Lender, and Additional Lenders From Time to Time a Party thereto (the "Credit Agreement"). The Credit Agreement replaces the Loan Agreement dated December 31, 2004, among various subsidiaries of Medical Properties Trust, Inc., as the borrowers, and Merrill Lynch Capital, as the lender.

      The Credit Agreement provides for secured revolving loans of up to $100 million in aggregate principal amount. The principal amount may be increased to $175 million at the Company's request. The amounts borrowed are secured by mortgages on real property owned by certain subsidiaries of the Registrant and are guaranteed by the Registrant. Properties which the Company uses to secure the loans under the Credit Agreement make up the "borrowing base." The borrowing base and, therefore, borrowings, are limited based on: (i) the appraised value of the borrowing base and (ii) rent income from and financial performance of the operator lessees of the borrowing base.

      Interest on borrowings under the Credit Agreement will accrue monthly at one month LIBOR, plus a spread which increases as amounts borrowed increase as a percentage of the borrowing base. The Company must also pay certain fees based on the amount borrowed in any monthly period. The Credit Agreement expires on October 26, 2009, and may be extended by the Company for one additional year upon payment of a fee.

      The Credit Agreement contains representations, financial and other affirmative and negative covenants, events of default and remedies typical for this type of facility.

         The foregoing description of the Credit Agreement is qualified in its entirety by the full terms and conditions of the Credit Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      See the information set forth in Item 1.01, which is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION.

      See the information set forth in Item 1.01, which is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (C) EXHIBITS:

EXHIBIT
NUMBER       DESCRIPTION
-------      ---------------------------------------------------------------------------------------
 10.1        Credit Agreement dated October 27, 2005, among  MPT Operating Partnership, L.P., the borrower, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial
             Services, Inc., as Administrative Agent and Lender, and Additional Lenders From Time to
             Time a Party thereto

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MEDICAL PROPERTIES TRUST, INC.
                                  (Registrant)

                                  By: /s/ R. Steven Hamner
                                      ----------------------------------------
                                  R. Steven Hamner
                                  Executive Vice President
                                  and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)

Date: November 2, 2005

                                      -3-

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      ---------------------------------------------------------------------------------------
  10.1       Credit Agreement dated October 27, 2005, among  MPT Operating Partnership, L.P., the borrower, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial
             Services, Inc., as Administrative Agent and Lender, and Additional Lenders From Time to
             Time a Party thereto

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